                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) IX, L.P.

Address of Joint Filer:                      Bain Capital Investors LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) IX, L.P.

Bain Capital (CC) IX, L.P.
By: Bain Capital Partners (CC) IX, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital Investors, LLC

Address of Joint Filer:                      c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital Investors, LLC

By:  /s/ John Connaughton
     --------------------------------
     Name:  /s/ John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         BCIP Associates - G

Address of Joint Filer:                      c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

BCIP Associates - G
By: Boylston Coinvestors, LLC
its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital Fund IX, L P

Address of Joint Filer:                      c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital Fund IX L P
By: Bain Capital Partners IX, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) IX Offshore, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 0211

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) IX Offshore, L.P.
By: Bain Capital Partners (CC) IX, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                   Exhibit 99.2
                                                   ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital Fund IX, LLC

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital Fund IX, LLC
By: Bain Capital Fund IX, L.P.
its sole member
By: Bain Capital Partners IX, L.P.
its general partner
By: Bain Capital Investors, LLC,

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         BCIP Associates III

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

BCIP Associates III
By: Boylston Coinvestors, LLC
its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         BCIP Associates III - B

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

BCIP Associates III - B
By: Boylston Coinvestors, LLC
its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         BCIP Associates III, LLC

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

BCIP Associates III, LLC
By: BCIP Associates III,
its Manager
By: Boylston Coinvestors, LLC,
its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         BCIP Trust Associates III

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 021146

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

BCIP Trust Associates III
By: Boylston Coinvestors, LLC
its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         BCIP Trust Associates III - B

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

BCIP Trust Associates III - B
By: Boylston Coinvestors, LLC
Its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) IX Offshore, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) IX Offshore, L.P.
By: Bain Capital Partners (CC) IX, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) X Offshore, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) X Offshore, L.P.
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) X, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) X, L.P.
By: Bain Capital Partners (CC) X, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital CC Investors, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital CC Investors, L.P.
By: Bain Capital CC Partners, LLC
 its general partner
 By: Bain Capital Investors, LLC
its sole member

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital CC Partners, LLC

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital CC Partners, LLC
By: Bain Capital Investors, LLC,
its Sole Member

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital Partners (CC) IX, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:      Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital Partners (CC) IX, L.P.
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital Partners (CC) X, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital Partners (CC) X, L.P.
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CCD) Holdings

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c c/o Bain Capital Private Equity,
                                             LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CCD) Holdings
By: Bain Capital (CCD) Holdings MP, LLC,
its managing partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) IX Coinvestment,
                                             L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) IX Coinvestment, L.P.
By: Bain Capital Partners (CC) IX, L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

Name of Joint Filer:                         Bain Capital (CC) IX Coinvestment
                                             Offshore, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

Bain Capital (CC) IX Coinvestment Offshore, L.P.
By: Bain Capital Partners (CC) IX,L.P.
its general partner
By: Bain Capital Investors, LLC
its general partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         Clear Channel Capital IV, LLC

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

CLEAR CHANNEL CAPITAL IV, LLC

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         Clear Channel Capital V, L.P.

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

CLEAR CHANNEL CAPITAL V, L.P.

By: CC Capital V Manager, LLC, its General Partner

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Authorized Signatory

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         CC Capital V Manager, LLC

Address of Joint Filer:                      Bain Capital Investors, LLC
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

CC CAPITAL V MANAGER, LLC
BY: BAIN CAPITAL CC PARTNERS,
ITS MEMBER
BY: BAIN CAPITAL INVESTORS, LLC
ITS SOLE MEMBER

By:  /s/ John Connaughton
     --------------------------------
     Name:  John Connaughton
     Title: Managing Director

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         John N. Belitsos

Address of Joint Filer:
                                             c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

By:  /s/ John Belitsos
     --------------------------------
     John Belitsos

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         John P. Connaughton

Address of Joint Filer:                      c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

By:  /s/ John P. Connaughton
     --------------------------------
     John P. Connaughton

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         Matthew J. Freeman

Address of Joint Filer:                      c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

By:  /s/ Matthew J. Freeman
     --------------------------------
     Matthew J. Freeman

Dated:  May 3, 2019

                                                  Exhibit 99.2
                                                  ------------

                                               Joint Filer Information
                                               ------------------------

                                                    (continued)

Name of Joint Filer:                         Blair E. Hendrix

Address of Joint Filer:                      c/o Bain Capital Private Equity, LP
                                             200 Clarendon Street
                                             Boston, MA 02116

Relationship of Joint Filer to Issuer:       Director

Issuer Name and Ticker or Trading Symbol:    iHeartMedia, Inc. [IHRT]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   May 1, 2019

Designated Filer:                            Bain Capital Investors, LLC

Signature:

By:  /s/ Blair E. Hendirx
     ----------------------------------
     Blair E. Hendrix

Dated:  May 3, 2019